LIMBACH

CRITICAL SYSTEMS, AHEAD OF THE MOMENT

INVESTOR PRESENTATION

2026

SECOND QUARTER RESULTS

NASDAQ: LMB

WE MAKE FORWARD-LOOKING STATEMENTS IN THIS PRESENTATION WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE FORWARD-LOOKING STATEMENTS RELATE TO EXPECTATIONS OR FORECASTS FOR FUTURE EVENTS, INCLUDING, WITHOUT LIMITATION, THE EXECUTION OF THE COMPANY'S LONG-TERM STRATEGIC ROADMAP. THESE STATEMENTS MAY BE PRECEDED BY, FOLLOWED BY OR INCLUDE THE WORDS "MAY," "MIGHT," "WILL," "WILL LIKELY RESULT," "SHOULD," "ESTIMATE," "PLAN," "PROJECT," "FORECAST," "INTEND," "EXPECT," "ANTICIPATE," "BELIEVE," "SEEK," "CONTINUE," "TARGET," "POTENTIAL," "SCENARIO," "EVOLUTION," "CRITERIA" OR SIMILAR EXPRESSIONS. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON INFORMATION AVAILABLE TO US AS OF THE DATE THEY WERE MADE AND INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES WHICH MAY CAUSE THEM TO TURN OUT TO BE WRONG. SOME OF THESE RISKS AND UNCERTAINTIES MAY IN THE FUTURE BE AMPLIFIED BY CERTAIN HEALTH CRISES OR OUTBREAKS OF DISEASES, SUCH AS EPIDEMICS OR PANDEMICS (AND RELATED IMPACTS, SUCH AS SUPPLY CHAIN DISRUPTIONS) AND THERE MAY BE ADDITIONAL RISKS THAT WE CONSIDER IMMATERIAL, OR WHICH ARE UNKNOWN. ACCORDINGLY, FORWARD-LOOKING STATEMENTS SHOULD NOT BE RELIED UPON AS REPRESENTING OUR VIEWS AS OF ANY SUBSEQUENT DATE, AND WE DO NOT UNDERTAKE ANY OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE THEY WERE MADE, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS MAY BE REQUIRED UNDER APPLICABLE SECURITIES LAWS. AS A RESULT OF A NUMBER OF KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, OUR ACTUAL RESULTS OR PERFORMANCE MAY BE MATERIALLY DIFFERENT FROM THOSE EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. PLEASE REFER TO OUR MOST RECENT ANNUAL REPORT ON FORM 10-K, AS WELL AS OUR SUBSEQUENT FILINGS ON FORM 10-Q AND FORM 8-K, WHICH ARE AVAILABLE ON THE SEC'S WEBSITE (WWW.SEC.GOV), FOR A FULL DISCUSSION OF THE RISKS AND OTHER FACTORS THAT MAY IMPACT ANY FORWARD-LOOKING STATEMENTS IN THIS PRESENTATION.

WHO WE ARE

- **Leading Building Systems Solutions Firm**
- **Revitalizes & Maintains Mission-Critical Systems**
- **Keeping Buildings Ready to Perform When it Matters Most**

125 YEARS IN BUSINESS[1]	**22** BRANCH LOCATIONS[1]	**1600+** EMPLOYEES[1]
6 MISSION-CRITICAL MARKETS[1]	**MEPC** SYSTEMS EXPERTISE[1]	**7** ACQUISITIONS COMPLETED SINCE 2021[1]
75.1% ODR OF TOTAL REVENUE[2]	**$240K** AVERAGE ODR PROJECT SIZE[2]	**$2.6M** AVERAGE GCR PROJECT SIZE[2]

1. Data as of August 4th, 2026.
2. Metrics reflect results for the fiscal year ended December 31, 2025. ODR percentage of total revenue is calculated as ODR revenue divided by total revenue for the period. Average project size represents total revenue for the respective segment (ODR or GCR) divided by the number of projects for which revenue was recognized during the period within such segment. Amounts are presented for illustrative purposes and may not be indicative of future performance. Future results may be impacted by project mix, timing of revenue recognition and acquisitions.

WHAT WE DO

We design, optimize, deliver & maintain custom engineered solutions for **Mechanical, Electrical, Plumbing & Control Systems.**

INTEGRATED FACILITY PLANNING

We help owners make **smarter building decisions** through a holistic view of costs, systems, risks, and future needs, delivering proactive planning and experienced staff augmentation.

REPLACEMENTS & RETROFITS

We help owners **maximize efficiency and capital** by retrofitting or right-sizing equipment, extending asset life where possible and replacing systems only when it makes operational and financial sense.

RENTAL EQUIPMENT

We **keep facilities operational** during planned work or emergencies by deploying temporary heating and cooling solutions quickly and reliably.

MAINTENANCE & REPAIRS

We help owners **avoid disruptions** and control long-term costs through data-driven, equipment-agnostic maintenance strategies that extend asset life and improves reliability.

MEPC INFRASTRUCTURE UPGRADES

We **modernize and add capacity to mission-critical facilities** through new construction, central energy plants, infrastructure upgrades, and modular fabrication solutions.

ENERGY EFFICIENCY & DECARBONIZATION

We deliver tailored energy and decarbonization solutions that **lower operating costs, improve building performance, and reduce carbon impact.**

WHO WE PARTNER WITH

We partner with Building Owners with Mission-Critical MEPC Infrastructure.

Healthcare

Industrial & Manufacturing

Data Centers

CONFIDENTIAL HYPERSCALE DATA CENTERS

CONFIDENTIAL COLOCATION DATA CENTERS

Life Sciences

Higher Education

Cultural & Entertainment

OPERATING SEGMENTS






25% GCR For 2025
75% ODR For 2025

OWNER DIRECT RELATIONSHIPS (ODR)

Building Type: Existing Buildings + Infrastructure

ODR work is driven by developing and proposing customized solutions based on our deep knowledge of each facility where competing firms are challenged to provide solutions.

- Includes two primary ODR revenue streams:
  - 73%[1] is from fixed-price projects greater than $10K, with an average project size of ~ $240K.
  - 27%[1] is from reoccurring quick burning revenue: includes maintenance contracts, work order projects less than $10K, and time & materials work.

Overarching Strategy

Mix Stabilization with Maximized Risk Adjusted Returns

GENERAL CONTRACTOR RELATIONSHIPS (GCR)

Building Type: New Construction

GCR projects are characterized as having a solution in place therefore are more likely to be procured through a competitive bid process.

- Most peers are focused on large construction, our average project size is ~$2.6M[1].
- We take an opportunistic approach to project selection to carefully manage the risk and reward profile as it relates to project size and scope.

1. Metrics reflect results for the fiscal year ended December 31, 2025. ODR percentage of total revenue is calculated as ODR revenue divided by total revenue for the period. Average project size represents total revenue for the respective segment (ODR or GCR) divided by the number of projects for which revenue was recognized during the period within such segment. Amounts are presented for illustrative purposes and may not be indicative of future performance. Future results may be impacted by project mix, timing of revenue recognition and acquisitions.

SCALING LIMBACH

Following the stabilization of ODR/GCR mix and transition to a building systems solutions partner, Limbach is focused on driving enterprise-scale growth.

2021–2026 ODR Transformation

- **Organic Revenue Mix**
  Building owner-direct relationships and achieved stabilization of our ODR/GCR mix.
- **Solutions-Led Margin Expansion**
  Transforming solutions from a contractor to building systems solutions firm.
- **Strategic Acquisitions**
  Expanded geographic reach & market share.

FOUNDATION BUILT → POSITIONED TO SCALE

FUTURE Scaling LMB

Vertical Market Diversification
Increasing our national relationships across healthcare, data centers and industrial & manufacturing while maintaining a diversified local foundation.

Geographic Expansion
Fill strategic gaps in Texas, Southeast & Midwest coverage to become one national partner to our customers.

Integrated Operating Model
Evolving customer solutions and cross-selling of existing services driving margin expansion and revenue performance.

BUILDING ENTERPRISE SCALE

Building enterprise scale through vertical expertise, geographic expansion, and integrated operations to accelerate growth, margin expansion, and revenue growth.

VERTICAL MARKET DIVERSIFICATION

- Deepen expertise in priority verticals
- Expand national customer relationships
- Reduce cyclicality through a balanced market mix

+

GEOGRAPHIC EXPANSION

- Enter targeted, high-growth markets
- Support customers across more locations
- Pursue larger, more complex opportunities

+

INTEGRATED OPERATING MODEL

- Integrated platform with connected systems and shared resources
- Unified go-to-market with coordinated local and national relationships expanding cross-selling and pull-through opportunities
- Evolved customer solutions providing consistent, scalable solutions that create greater customer value

ENTERPRISE SCALE

- Accelerate revenue and Adjusted EBITDA growth
- Improve operating leverage and drive margin expansion
- Reduce SG&A as a percentage of revenue
- Reinvest in the platform for continued growth
- Transformation to OEM gross margin levels

VERTICAL MARKET DIVERSIFICATION

DEEPENING EXPERTISE IN PRIORITY VERTICALS

CYMCOR extends customer relationships beyond project management, providing visibility into future opportunities for cross-selling and pull-through work.

HEALTHCARE: PROVEN MODEL

~$3M PROGRAM MANAGEMENT BUSINESS

~$60M CROSS-SELLING & PULL-THROUGH WORK

- Built a national program management team
- Deepened relationships and provided expanded solutions across multiple geographies

DATA CENTER: CYMCOR A LIMBACH COMPANY

~$12M EXPECTED PROGRAM MANAGEMENT REVENUE IN 2027

~$4M OF ADJUSTED EBITDA EXPECTED IN 2027

- National relationships across multiple markets
- Provides integrated facility planning services directly to data center owners
- Our goal is to identify the best risk-adjusted returns on data center projects that allow us to sell solutions (services, retrofits/ replacements, energy efficiency, and rentals)

GEOGRAPHIC EXPANSION

GROWING IN TARGETED HIGH-GROWTH MARKETS

We acquire leading contractors in targeted high-growth markets and integrate them into our national platform. Each acquisition builds on the last - expanding owner relationships, increasing cross-selling and service pull-through opportunities while strengthening our national platform and delivering strong returns on invested capital.



PIONEER POWER
A LIMBACH COMPANY
Consolidated Mechanical
A Limbach Company
industrial air
LIMBACH
Operating Footprint
Branch Locations
Limbach HQ

INTEGRATED OPERATING MODEL

DRIVING REVENUE GROWTH & MARGIN EXPANSION

By integrating businesses into a common platform, we strengthen owner relationships and apply our proven value creation process to expand customer solutions through cross-selling and service pull-through - driving revenue growth, margin expansion, and stronger Adjusted EBITDA performance.

VALUE CREATION PROCESS

PHASE ONE

1. Systems Integration
2. Common Organizational Structure
3. Reduction of Fixed Costs
4. Gross Profit Expansion Roadmap

PHASE TWO

5. Establish Account Focus
6. Deploy On-Site Account Managers
7. Roll Out Evolved Customer Offerings
8. Fully Built-Out Account Teams

Proven Outcome



LIMBACH JAKE MARSHALL
JAKE MARSHALL GROSS MARGIN[1]
PHASE 1 IMPLEMENTATION
PHASE 2 IMPLEMENTATION
30%
20%
10%
0%
13.4%
15.2%
15.5%
26.0%
28.1%
2021
2022
2023
2024
2025

1. Jake Marshall was purchased 12/2/2021. Full year 2021 Gross Margin is based on pro forma P&L used at time of acquisition.

BUILDING ENTERPRISE SCALE

Vertical expansion, geographic reach, and integrated operations build on one another to deepen customer relationships and drive profitable growth.

GROWTH DRIVERS

- VERTICAL MARKET DIVERSIFICATION
- GEOGRAPHIC EXPANSION
- INTEGRATED OPERATING PLATFORM

PERFORMANCE OUTCOMES

- ACCELERATE REVENUE AND ADJUSTED EBITDA GROWTH
- IMPROVE OPERATING LEVERAGE AND DRIVE MARGIN EXPANSION
- REDUCE SG&A AS A PERCENTAGE OF REVENUE
- REINVEST IN THE PLATFORM FOR CONTINUED GROWTH
- TRANSFORMATION TO OEM GROSS MARGIN LEVELS

FINANCIALS

125 YEARS LIMBACH

STRONG BALANCE SHEET AND DISCIPLINED CAPITAL ALLOCATION STRATEGY

CASH, LEVERAGE AND LIQUIDITY[1]

- $10.9 Million Cash Provided By Operations
- $21.4 Million Free Cash Flow[2] and 94.6% Cash Conversion Of Adj. EBITDA[2]
- $23.5 Million Net Debt[3] and Net Debt[3] / TTM Adj. EBITDA[4] of 0.33x
- $100.0 Million Revolver Facility[5] and $93.1 Million of Liquidity

CAPITAL ALLOCATION STRATEGY

- Capital Priorities - Organic Growth, Acquisitions and Liquidity
- Investments in Sales Enablement and Evolving Customer Solutions
- $50.0 Million Share Repurchase Plan Approved on 12/16/2025 (all remaining)
- $65.7 Million Acquisition of Pioneer Power on 07/01/2025
- $30.0 Million Acquisition of CYMCOR on 08/04/2026[6]

1. Data as of and for the six months ending June 30, 2026.
2. See slide 23 for the non-GAAP reconciliation of Free Cash Flow.
3. Net Debt is equal to Total Debt of $41.1 million minus $17.5 million of cash and cash equivalents. Net Debt to Adjusted EBITDA of 0.33x is equal to $23.5 million divided by $71.6 million. See slide 21 for Non-GAAP reconciliation.
4. Calculated as Adjusted EBITDA for the twelve months ended December 31, 2025 of $81.8 million plus Adjusted EBITDA for the six months ended June 30, 2026 of $22.6 million, less Adjusted EBITDA for the six months ended June 30, 2025 of $32.8 million totals $71.6 million.
5. On July 24, 2026, the aggregate principal amount of the senior secured revolving credit facility was increased from $100.0 million to $125.0 million.
6. Subject to customary post-closing adjustments.

FINANCIAL GOALS

2026 Guidance[1]

REVENUE	GROSS MARGIN/ ADJUSTED EBITDA[2]	CASH[3]
$760M to $790M Total Revenue Mix	Total Gross Margin 23% to 24%	Continued Strong Cash Flow
Mix Stabilization 70% to 80% ODR	Adjusted EBITDA $78M to $84M	75% of Adj. EBITDA = Free Cash Flow
Total Organic Revenue Growth of 9% to 14%	Adj. EBITDA Margin 10% to 11%	
ODR Organic Revenue Growth 6% to 10%		

1. Reflects revised guidance as reported by the Company within its earnings press release on Form 8-K for the fiscal quarter ended June 30, 2026. This guidance speaks only as of this date and this presentation does not constitute confirmation or updating of guidance.
2. See slide 21 for the non-GAAP reconciliation of Adjusted EBITDA Margin.
3. Free cash flow is defined as cash flow from operating activities, less changes in working capital and capital expenditures (excluding investment in rental equipment). See slide 23 for the non-GAAP reconciliation of Free Cash Flow

APPENDIX

MARKET POSITIONING: SIMPLIFYING A FRAGMENTED MARKET

Building owners often navigate a fragmented market of specialized providers. Limbach brings the capabilities they need together, simplifying complexity and delivering comprehensive solutions across the facility lifecycle.

	Focus	Typical Work Mix	Services Provided	Strategic Approach	Vertical Markets
OEM Firms	Product-Focused	Sell proprietary product	Product dependent solutions: Sales + Service contracts	Sell products to lock customers in	Numerous
Contractors	New-Construction Execution-Focused	Transactional, new project-based work	Installation, repairs, maintenance	Decentralized approach, backlog-focus	Numerous (Commercial + Residential)
Property Managers	Generalists	Generalists managing building operations	Facility management, vendor coordination	Cost-conscious, need partners to execute	Numerous (Commercial + Residential)
Consulting & Engineering Firms	Design-Focused	Provide engineered solutions	System design, energy efficiency consulting	No direct execution, reliant on contractors	Government, Utilities, Healthcare, Education, Housing, Commercial, Industrial
LIMBACH Building Systems Solutions Firm	✓ Mission-Critical Focused	✓ Enterprise provider with standardized platform, expert in complex MEPC systems	✓ Holistic solutions, combining engineering & field expertise one-stop-shop	✓ Standardized enterprise approach, dedicated to top local & national customers	✓ Disciplined to 6: Healthcare, Data Centers, Industrial/Mfg., Life Sciences, Higher Ed., Cultural & Entertainment

SUSTAINABILITY AT LIMBACH



PEOPLE

- Hearts & Minds
- Comp & Benefits Packages
- Industry Accredited Training



PLANET

- Revitalizing Existing Infrastructure
- Reducing Energy & Operating Costs
- ENERGY STAR Partner



GOVERNANCE

- Social Responsibility
- Community Engagement
- Culture of Belonging

PEOPLE: EMPOWERING OUR TEAM & SUPPORTING OUR COMMUNITIES

- We champion employee health and safety through our Hearts & Minds program
- We offer competitive compensation and a range of benefits and programs
- Our dedication to employee growth was recognized with the APEX award from Training magazine in 2022-2025 and the ATD Best Award in 2023-2025
- We take great pride in contributing to the communities where we live and operate through our Hearts & Hands ERG
- We were recognized by Newsweek as one of America's Most Loved Workplaces and Best Practice Institute as a top place to work

PLANET: REVITALIZING EXISTING INFRASTRUCTURE

- Building MEPC systems are a major source of carbon emissions
- Our focus: Enhancing energy efficiency and cutting operating costs by revitalizing existing infrastructure
- ENERGY STAR® Partner: Providing facility assessments and engineered solutions

GOVERNANCE: GOVERNING RESPONSIBILITY

- Committed to transparency, accountability and ethical conduct
- Decisions are made in the best interest of stockholders and stakeholders
- Clear policies and procedures to mitigate risks and safeguard assets
- Board oversight of sustainability policies and programs
- Code of Conduct and Ethics / Whistleblower policy

OPERATING AND FINANCIAL UPDATE
QTD Q2'26 PERFORMANCE


Revenue[1]
ODR
GCR
$200
$160
$120
$80
$40
$0
$142.2
$173.5
$108.9
$128.4
$33.3
$45.0
2Q' 25
2Q' 26

Year-Over-Year Change
+21.9%


Gross Profit & (Margin)[1]
ODR
GCR
$50
$40
$30
$20
$10
$0
$39.8
(28.0%)
$37.3
(21.5%)
$31.6
$30.8
$8.2
$6.5
2Q' 25
2Q' 26

Year-Over-Year Change
-6.4%


Adjusted EBITDA[2]
$20
$16
$12
$8
$4
$0
$17.9
$13.9
2Q' 25
2Q' 26

Year-Over-Year Change
-22.3%

Dollars in millions. Totals may not foot due to rounding.
1. See the Company's quarterly earnings press release on Form 8-K for the fiscal quarter ended June 30, 2026.
2. See slide 21 for Non-GAAP Reconciliation Table.

OPERATING AND FINANCIAL UPDATE
YTD Q2'26 PERFORMANCE

Revenue[1]

ODR GCR


$350
$280
$210
$140
$70
$0
$275.3
$312.3
$199.3
$228.2
$76.0
$84.1
2Q' 25
2Q' 26

Year-Over-Year Change

+13.4%

Gross Profit & (Margin)[1]

ODR GCR


$100
$80
$60
$40
$20
$0
$76.5
(27.8%)
$68.5
(21.9%)
$57.8
$53.7
$18.8
$14.7
2Q' 25
2Q' 26

Year-Over-Year Change

-10.6%

Adjusted EBITDA[2]


$40
$32
$24
$16
$8
$0
$32.8
$22.6
2Q' 25
2Q' 26

Year-Over-Year Change

-31.1%

Dollars in millions. Totals may not foot due to rounding.

1. See the Company's quarterly earnings press release on Form 8-K for the fiscal quarter ended June 30, 2026.
2. See slide 21 for Non-GAAP Reconciliation Table.

NON-GAAP RECONCILIATION TABLE
RECONCILIATION OF ADJUSTED EBITDA MARGIN*

(in thousands)	Fiscal Year Ended December 31,						Three Months Ended June 30,		Six Months Ended June 30,	
	2020	2021	2022	2023	2024	2025	2026	2025	2026	2025
Revenue	$568,209	$490,351	$496,782	$516,350	$518,781	$646,804	$173,457	$142,241	$312,316	$275,349
Net income	$5,807	$6,714	$6,799	$20,754	$30,875	$39,064	$4,747	$7,762	$9,127	$17,976
Adjustments:										
Depreciation and amortization	6,171	5,948	8,158	8,244	11,888	18,133	4,308	3,923	8,725	7,995
Interest expense	8,627	2,568	2,144	2,046	1,869	3,133	773	563	1,474	1,089
Interest income	—	—	—	(1,217)	(2,227)	(815)	(1)	(334)	(16)	(704)
Stock-based compensation expense	1,068	2,601	2,742	4,910	5,773	7,434	2,066	1,642	4,705	3,654
Loss on early debt extinguishment	—	1,961	—	311	—	—	—	—	—	—
Change in fair value of warrant liability	1,634	(14)	—	—	—	—	—	—	—	—
Change in fair value of interest rate swap	—	—	(310)	124	(34)	191	(22)	56	(60)	153
Severance expense	622	—	—	—	—	—	—	—	—	—
Loss on early termination of operating lease	—	—	849	—	—	—	—	—	—	—
CEO Transition costs	—	—	—	958	—	—	—	—	—	—
Restructuring costs	—	—	6,016	1,770	1,427	2,155	3	67	97	134
Acquisition-related retention expense and contingent consideration	—	—	2,285	729	3,770	1,985	230	795	379	1,222
Income tax provision (benefit)	1,182	2,763	2,809	7,346	9,091	9,565	1,836	3,002	(1,821)	779
Acquisition and other transaction costs	—	735	273	826	1,282	957	—	472	—	522
Total										
Adjusted EBITDA	$25,111	$23,276	$31,765	$46,801	$63,714	$81,802	$13,940	$17,948	$22,610	$32,820
Adjusted EBITDA Margin	4.4%	4.7%	6.4%	9.1%	12.3%	12.6%	8.0%	12.6%	7.2%	11.9%

*Use of Non-GAAP Financial Measures
In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes.

NON-GAAP RECONCILIATION TABLE
RECONCILIATION OF ADJUSTED DILUTED EARNINGS PER SHARE*

(In thousands, except share and per share amounts)	Fiscal Year Ended December 31, 2020		2021		2022		2023		2024		2025	
Net income and diluted earnings per share	$5,807	$0.72	$6,714	$0.66	$6,799	$ 0.64	20,754	$1.76	$30,875	$2.57	$39,064	$3.23
Pre-tax Adjustments:												
Amortization of acquisition-related intangible assets	630	0.08	484	0.05	1,567	0.15	1,880	0.16	4,688	0.39	8,357	0.69
Stock-based compensation expense	1,068	0.13	2,601	0.25	2,742	0.26	4,910	0.42	5,773	0.48	7,434	0.62
Loss on early debt extinguishment	—	—	1,961	0.19	—	—	311	0.03	—	—	—	—
Loss on early termination of operating lease	—	—	—	—	849	0.08	—	—	—	—	—	—
Change in fair value of interest rate swap	—	—	—	—	(210)	(0.02)	124	0.01	(34)	—	191	0.02
Change in fair value of warrant liability	1,634	0.20	(14)	—	—	—	—	—	—	—	—	—
Restructuring costs	—	—	—	—	6,016	0.56	1,770	0.15	1,427	0.12	2,155	0.18
Acquisition-related retention expense and contingent consideration	—	—	—	—	2,285	0.21	729	0.06	3,770	0.31	1,985	0.16
Acquisition and other transaction costs	—	—	735	0.07	273	0.03	826	0.07	1,282	0.11	957	0.08
Severance expense	622	0.08	—	—	—	—	—	—	—	—	—	—
CEO transition costs	—	—	—	—	—	—	958	0.08	—	—	—	—
Tax effect of reconciling items[1]	(1,107)	(0.14)	(1,557)	(0.15)	(3,623)	(0.34)	(3,107)	(0.26)	(4,564)	(0.38)	(5,691)	(0.47)
Adjusted net income and Adjusted diluted earnings per share	$8,654	$1.07	$10,924	$1.07	$16,598	$1.56	$29,155	$2.48	$43,217	$3.60	$54,452	$4.51
Weighted average number of diluted shares outstanding		8,065,464		10,231,637		10,676,534		11,812,098		12,027,398		12,079,583

(In thousands, except share and per share amounts)	Three Months Ended June 30, 2026		2025		Six Months Ended June 30, 2026		2025	
Net income and diluted earnings per share	$4,747	$0.39	$7,762	$0.64	$9,127	$0.76	$17,976	$1.48
Pre-tax Adjustments:								
Amortization of acquisition-related intangible assets	1,695	0.14	1,757	0.15	3,469	0.29	3,620	0.30
Stock-based compensation expense	2,066	0.17	1,642	0.16	4,705	0.39	3,654	0.30
Loss on early debt extinguishment	—	—	—	—	—	—	—	—
Loss on early termination of operating lease	—	—	—	—	—	—	—	—
Change in fair value of interest rate swap	(22)	—	56	—	(60)	—	153	0.01
Change in fair value of warrant liability	—	—	—	—	—	—	—	—
Restructuring costs	3	—	67	—	97	0.01	134	0.01
Acquisition-related retention expense and contingent consideration	230	0.02	795	0.07	379	0.03	1,222	0.10
Acquisition and other transaction costs	—	—	472	0.04	—	—	522	0.05
Severance expense	—	—	—	—	—	—	—	—
CEO transition costs	—	—	—	—	—	—	—	—
Tax effect of reconciling items[1]	(1,072)	(0.09)	(1,293)	(0.11)	(2,319)	(0.19)	(2,512)	(0.20)
Adjusted net income and Adjusted diluted earnings per share	$7,647	$0.64	$11,258	$0.93	$15,398	$1.28	$24,769	$2.05
Weighted average number of diluted shares outstanding		12,040,218		12,114,221		12,047,368		12,106,967

1. The tax effect of reconciling items was calculated using a statutory tax rate of 28% for FY 2020 and 27% for FYs 2021 through 2025, and for the three and six months ended June 30, 2026 and 2025. Totals may not foot due to rounding.

***Use of Non-GAAP Financial Measures**
In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes.

NON-GAAP RECONCILIATION TABLE
RECONCILIATION OF FREE CASH FLOW*

(in thousands)	Fiscal Year Ended December 31,						Three Months Ended June 30,		Six Months Ended June 30,	
	2020	2021	2022	2023	2024	2025	2026	2025	2026	2025
Adjusted EBITDA:	**$25,111**	**$23,276**	**$31,765**	**$46,801**	**$63,714**	**$81,802**	**$13,940**	**$17,948**	**$22,610**	**$32,820**
Free Cash Flow:										
Net Income	$5,807	$6,714	$6,799	$20,754	$30,875	$39,064	$4,747	$7,762	$9,127	$17,976
Non-cash operating activities[1]	13,767	16,997	17,634	18,222	24,454	32,790	9,584	9,088	13,303	14,146
Cash from Operations (excluding working capital)	19,574	23,711	24,433	38,976	55,329	71,854	14,331	16,850	22,430	32,122
Minus: Purchases of property and equipment[2]	(1,483)	(791)	(993)	(2,266)	(2,998)	(1,712)	(639)	(751)	(1,046)	(980)
Free Cash Flow	**$18,091**	**$22,920**	**$23,440**	**$36,710**	**$52,331**	**$70,142**	**$13,692**	**$16,099**	**$21,384**	**$31,142**
Free Cash Flow Conversion %	**72.0%**	**98.5%**	**73.8%**	**78.4%**	**82.1%**	**85.7%**	**98.2%**	**89.7%**	**94.6%**	**94.9%**

1. Represents non-cash activity associated with depreciation and amortization, provision for credit losses / doubtful accounts, stock-based compensation expense, operating lease expense, amortization of debt issuance costs, deferred income tax provision, gain or loss on sale of property and equipment, loss on early termination of operating lease, loss on early debt modification, acquisition-related retention expense and contingent consideration, change in fair value of warrant liability, impairment of goodwill, and changes in the fair value of the Company's interest rate swap.

2. Excludes $2,095K and $4,526K of rental equipment purchases made during the twelve months ended December 31, 2025 and 2024, respectively, and $94K and $2,095K of rental equipment purchases made during the three and six months ended June 30, 2025, respectively."

*Use of Non-GAAP Financial Measures
In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes.

SUPPLEMENTAL REVENUE DISCLOSURES
ORGANIC & ACQUISITION-RELATED REVENUE

(in thousands except for percentages)	ODR	%	GCR	%	Total Revenue	%
Revenue: Three months ended June 30, 2025	**$108,948**		**$33,293**		**$142,241**	
Components of revenue change:						
Organic revenue	(3,716)	(3.4)%	3,997	12.0%	281	0.2%
Acquisition-related revenue[1]	23,182	21.3%	7,753	23.3%	30,935	21.7%
Revenue: Three months ended June 30, 2026	$128,414	17.9%	$45,043	35.3%	$173,457	21.9%

(in thousands except for percentages)	ODR	%	GCR	%	Total Revenue	%
Revenue: Six months ended June 30, 2025	**$199,341**		**$76,008**		**$275,349**	
Components of revenue change:						
Organic revenue	(8,598)	(4.3)%	(8,912)	(11.7)%	(17,510)	(6.4)%
Acquisition-related revenue[1]	37,482	18.8%	16,995	22.4%	54,477	19.8%
Revenue: Six months ended June 30, 2026	$228,225	14.5%	$84,091	10.6%	$312,316	13.4%

1 Acquisition-related revenue reflects revenue attributable to the July 2025 acquisition of Pioneer Power.

* **Use of Non-GAAP Financial Measures**

In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes

CONTACT US

INVESTOR RELATIONS

Financial Profiles
LMB-IR@limbachinc.com

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